Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Farmers & Merchants Bancorp (the “Company”) on Form 10-K for the annual period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kent A. Steinwert, Chairman, President and Chief Executive Officer, and Mark K. Olson, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 16, 2022
/s/ Kent A. Steinwert
Kent A. Steinwert
President and Chief Executive Officer
(Principal Executive Officer)

March 16, 2022
/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)